Contract No 051555-0001-0000                            Amendment Number 3

AMENDMENT TO RAYONIER INVESTMENT AND SAVINGS PLAN FOR SALARIED EMPLOYEES (the Plan”)
WHEREAS, Rayonier Inc. (the “Employer”) maintains the Rayonier Investment and Savings Plan for Salaried Employees (the “Plan”) for its employees;
WHEREAS, Rayonier Inc. has decided it is in its best interest to amend the Plan;
WHEREAS, Section 14.01(b) of the Plan authorizes the Employer to amend the selections under the Rayonier Investment and Savings Plan for Salaried Employees Adoption Agreement.
NOW THEREFORE BE IT RESOLVED, that the Rayonier Investment and Savings Plan for Salaried Employees Adoption Agreement is amended as follows. The amendment of the Plan is effective as of 6-1-2016.

1.	The Adoption Agreement is amended to read:

5.3	PLAN COMPENSATION: Plan Compensation is Total Compensation (as defined in AA §5-1 above) with the following exclusions described below.

T	Match	ER
☐	☐	☐	(a) No exclusions
N/A	☐	☐
(b)    Elective Deferrals (as defined in Section 1.46 of the Plan), pre-tax contributions to a cafeteria Plan or a Code §457 plan, and qualified transportation fringes under Code §1.32(f)(4) are excluded.

☑	☑	☑	(c) All fringe benefits (cash and noncash), reimbursements or other expense allowances, moving expenses, deferred compensation, and welfare benefits are excluded.
☐	☐	☐	(d) Compensation above $_____ is excluded. (See Section 1.97 of the Plan.)
☐	☐	☐	(e) Amounts received as a bonus are excluded.
☐	☐	☐	(f) Amounts received as commissions are excluded.
☐	☐	☐	(g) Overtime payments are excluded.
☐	☐	☐	(h) Amounts received for services performed for a non-signatory Related Employer are excluded. (See Section 2.02(c) of the Plan.)
☐	☐	☐	(i) “Deemed §125 compensation” as defined in Section 1.141(d) of the Plan.
☐	☐	☐	(j) Amounts received after termination of employment are excluded. (See Section 1.141(b) of the Plan.)
☑	☑	☑	(k) Differential Pay (as defined in Section 1.141€ of the Plan.)
☑	☑	☑
(l)    Describe adjustments to Plan Compensation: All bonuses except the Annual Bonus program; all short term disability or disability salary continuation payments; foreign service allowance; bonuses and overtime for Employer Retirement Contributions.

© Copyright 2014    Massachusetts Mutual Life Insurance Company    4-1-2017

Contract No 051555-0001-0000                            Amendment Number 3

[Note: Any exclusions selected under this AA §5-3 that do not meet the safe harbor exclusions under Treas. Reg. §1.414(s)-1, as described in Section 1.97(a) of the Plan may cause the definition of Plan Compensation to fail to satisfy a safe harbor definition of compensation under Code §414(s). Failure to use a definition of Plan Compensation that satisfies the nondiscrimination requirements under Code §414(s) will cause the Plan to fail to qualify for any contribution safe harbors, such as the permitted disparity allocation or Safe Harbor 401(k) Plan safe harbors. Any adjustments to Plan Compensation under this AA §5-3 must be definitely determinable and preclude Employer discretion. See AA §6C-4 for the definition of Plan Compensation as it applies to Safe Harbor Contributions.]

2.	The Adoption Agreement is amended to read:

6-5	ALLOCATION CONDITIONS. A Participant must satisfy any allocation conditions designated under this AA §6-5 to receive an allocation of Employer Contributions under the Plan.
[Note: Any allocation conditions set forth under this AA §6-5 do not apply to Prevailing Wage Contributions under AA §6C, or QNECs under AA §6D, unless provided otherwise under those specific sections. See AA §4-5 for treatment of service with Predecessor Employers for purposes of applying the allocation conditions under this AA §6-5.]

☑ (a)	No allocation conditions apply with respect to Employer Contributions under the Plan.

☐ (b)	Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must be complete more than:
☐ (1)    ____ (not to exceed 500) Hours of Service during the Plan Year.
☐ (i)    Hours of Service are determined using actual Hours of Service.

☐ (ii)	Hours of Service are determined using the following Equivalency Method (as defined under AA §4-3):
☐ (A) Monthly     ☐ (B) Weekly
☐ (C) Daily     ☐ (D) Semi-monthly

☐ (2)	____ (not more than 91) consecutive days of employment with the Employer during the Plan Year.
[Note: Under this safe harbor allocation condition, an Employee will satisfy the allocation conditions if the Employee completes the designated Hours of Services or period of employment, even if the Employee is not employed on the last day of the Plan Year. See Section 3.09 of the Plan for rules regarding the application of this allocation condition to the minimum coverage test.]

☐ (c)	Employment condition. An Employee must be employed with the Employer on the last day of the Plan Year.

☐ (d)	Minimum service condition. An Employee must be credited with at least:
☐ (1)    ____ (not to exceed 1000) Hours of Service during the Plan Year.
☐ (i)      Hours of Service are determined using actual Hours of Service.

☐ (ii)	Hours of Service are determined using the following Equivalency Method (as defined under AA §4-3):
☐ (A) Monthly     ☐ (B) Weekly
☐ (C) Daily        ☐ (D) Semi-monthly

☐ (2)	____ (not more than 182) consecutive days of employment with the Employer during the Plan Year.

© Copyright 2014    Massachusetts Mutual Life Insurance Company    4-1-2017

Contract No 051555-0001-0000                            Amendment Number 3

☐ (e)
Application to a specified period. The allocation conditions selected under this AA §6-5 apply on the basis of the Plan Year. Alternatively, if an employment or minimum service condition applies under this AA §6-5, the Employer may elect under this subsection to apply the allocation conditions on a periodic basis as set forth below. (See Section 3.09(a) of the Plan for a description of the rules for applying the allocation conditions on a periodic basis.)

☐ (1)	Period for applying allocation conditions. Instead of the Plan Year, the allocation conditions set forth under subsection (2) below apply with respect to the following periods:
☐ (i) Plan Year quarter
☐ (ii) calendar month
☐ (iii) payroll period
☐ (iv)     Other: _____________________________________________________

☐ (2)
Application of allocation conditions. If this subsection is checked to apply allocation conditions on the basis of specified periods, to the extent an employment or minimum service allocation condition applies under this AA §6-5, such allocation condition will apply based on the period selected under subsection (1) above, unless designated otherwise below:

☐ (i)	Only the employment condition will be based on the period selected in subsection (1) above.

☐ (ii)	Only the minimum service condition will be based on the period selected in subsection (1) above.

☐ (iii)	Describe any special rules: _____________________________________
[Note: Any special rules under subsection (iii) must satisfy the nondiscrimination requirements of Code §401(a)(4).]
☐ (f) Exceptions.
☐ (1)    The above allocation condition(s) will not apply if the Employee:
☐ (i) dies during the Plan Year.
☐ (ii) terminates employment due to becoming Disabled.
☐ (iii) terminates employment after attaining Normal Retirement Age.
☐ (iv) terminates employment after attaining Early Retirement Age.
☐ (v) is on an authorized leave of absence from the Employer.

☐ (2)	The exceptions selected under subsection (1) will apply even if an Employee has not terminated employment at the time of the selected event(s).

☐ (3)	The exceptions selected under subsection (1) do not apply to:
☐ (i)    an employment condition designated under this AA §6-5.
☐ (ii)    a minimum service condition designated under this AA §6-5.

☐ (g)	Described any special rules governing the allocation conditions under the Plan: ________________
[Note: Any special rules must satisfy the nondiscrimination requirements under Code §401(a)(4).]

© Copyright 2014    Massachusetts Mutual Life Insurance Company    4-1-2017

Contract No 051555-0001-0000                            Amendment Number 3

EMPLOYER SIGNATURE PAGE

PURPOSE OF EXECUTION. This Signature Page is being executed for Rayonier Investment and Savings Plan for Salaried Employees to effect:

☐ (a)	The adoption of a new plan, effective ______ [insert Effective Date of Plan]. [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]

☐ (b)	The restatement of an existing plan, in order to comply with the requirements of PPA, pursuant to Rev. Proc. 2011-49.
(1)     Effective date of reinstatement: _______. [Note: Date can be no earlier than January 1, 2007. Section 14.01(f)(2) of Plan provides for retroactive effective dates for all PPA provisions. This, a current effective date may be used under this subsection (1) without jeopardizing reliance.]
(2)     Name of plan(s) being restated: _____________________________________________________
(3)     The original effective date of the plan(s) being restated: __________________________________

☑ (c)
An amendment or restatement of the Plan (other than to comply with PPA). If this Plan is being amended, a snap-on amendment may be used to designate the modifications to the Plan or the updated pages of the Adoption Agreement may be substituted for the original pages in the Adoption Agreement. All prior Employer Signature Pages should be retained as part of this Adoption Agreement.

(1) Effective Date(s) of amendment/restatement: 6-1-2016
(2) Name of plan being amended/restated: Rayonier Investment and Savings Plan for Salaried Employees
(3) The original effective date of the plan being amended/restated:3-1-1994
(4) If Plan is being amended, identify the Adoption Agreement section(s) being amended: 5-3(l), the following has been modified under other Plan Compensation exclusions: All bonuses except Annual Bonus program; all short term disability or disability salary continuation payments; foreign service allowance; bonuses and overtime for Employer Retirement Contributions; and 6-5(a) the allocation conditions for Employer Contributions has been removed from the Plan._____________________
VOLUME SUBMITTER SPONSOR INFORMATION. The Volume Submitter Sponsor (or authorized representative) will inform the Employer of any amendments made to the Plan and will notify the Employer if it discontinues or abandons the Plan. To be eligible to receive such notification, the Employer agrees to notify Volume Submitter Sponsor (or authorized representative) of any change in address. The Employer may direct inquiries regarding the Plan or the effect of the Favorable IRS Letter to the Volume Submitter Sponsor (or authorized representative) at the following location:
Name of Volume Submitter Sponsor (or authorized representative): Massachusetts Mutual Life Insurance Company
Address: 1295 State Street, Springfield, MA 01111-0001_______________________________________________
Telephone number: (800) 309-3539
IMPORTANT INFORMATION ABOUT THIS VOLUME SUBMITTER PLAN. A failure to property complete the elections in this Adoption Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the National Office of the Internal Revenue Service to the Volume Submitter Sponsor as evidence that the Plan is qualified under Code §401(a), to the extent provided in the Rev. Proc. 2011-49. The Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Rev. Proc. 2011-49. In order to obtain reliance in such circumstances or with

© Copyright 2014    Massachusetts Mutual Life Insurance Company    4-1-2017

Contract No 051555-0001-0000                            Amendment Number 3

respect to such qualification requirements, the Employer must apply to the office of Employee Plans Determinations of the Internal Revenue Service for a determination letter. See Section 1.66 of the Plan.
By executing this Adoption Agreement, the Employer intends to adopt the provisions as set forth in this Adoption Agreement and the related Plan document. By signing this Adoption Agreement, the individual below represents that he/she has the authority to execute this Plan document on behalf of the Employer. This Adoption Agreement may only be used in conjunction with the Basic Plan Document #04. The Employer understands that the Volume Submitter Sponsor has no responsibility or liability regarding the suitability of the Plan for the Employer’s needs or the option elected under this Adoption Agreement. It is recommended that the Employer consult with legal counsel before executing this Adoption Agreement.

Rayonier Inc.__________________________________________________________________________________
(Name of Employer)

Shelby Pyatt VP, HR & IT
(Name of authorized representative)                                (Title)

/s/Shelby Pyatt____ __________________________________________________________ 6/13/16_______
(Signature)        (Date)

© Copyright 2014    Massachusetts Mutual Life Insurance Company    4-1-2017